SECTION 16 POWER OF ATTORNEY


The undersigned hereby constitutes and appoints Peter A. Seitz and Litz H. Van Dyke, my true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution, for me and in my name, place, and stead, in any and all capacities, to sign any and all Forms 3, 4, or 5 in connection with my beneficial ownership of securities of FNB Corporation (the "Company") that may be required of me pursuant to Section 16 of the Securities and Exchange Act of 1934 and the rules and regulations promulgated thereunder, and to file the same and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute, may lawfully do or cause to be done by virtue hereof.

I declare that any act or thing lawfully done hereunder by my said attorneys-in-fact and agents shall be binding on myself and my heirs, legal and personal representatives, and assigns, whether the same shall have been done before or after my death, or other revocation of this instrument, unless and until reliable notice thereof shall have been received by any party who, upon the faith of this instrument, accepts my said attorneys-in-fact and agents as authorized to represent me.

This power of attorney and the authority of my attorneys-in-fact and agents hereunder shall not terminate on my disability but shall remain in full force and effect for so long as I am an officer or director of the Company and for such time thereafter as may be necessary to file any such reports.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 19th day of December, 2002.



/s/DANIEL A. BECKER
SVP/CFO


SECTION 16 POWER OF ATTORNEY


The undersigned hereby constitutes and appoints Peter A. Seitz and Daniel A. Becker, my true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution, for me and in my name, place, and stead, in any and all capacities, to sign any and all Forms 3, 4, or 5 in connection with my beneficial ownership of securities of FNB Corporation (the "Company") that may be required of me pursuant to Section 16 of the Securities and Exchange Act of 1934 and the rules and regulations promulgated thereunder, and to file the same and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute, may lawfully do or cause to be done by virtue hereof.

I declare that any act or thing lawfully done hereunder by my said attorneys-in-fact and agents shall be binding on myself and my heirs, legal and personal representatives, and assigns, whether the same shall have been done before or after my death, or other revocation of this instrument, unless and until reliable notice thereof shall have been received by any party who, upon the faith of this instrument, accepts my said attorneys-in-fact and agents as authorized to represent me.

This power of attorney and the authority of my attorneys-in-fact and agents hereunder shall not terminate on my disability but shall remain in full force and effect for so long as I am an officer or director of the Company and for such time thereafter as may be necessary to file any such reports.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of August, 2003.



/s/HUGH H. BOND
Director


SECTION 16 POWER OF ATTORNEY


The undersigned hereby constitutes and appoints Peter A. Seitz and Daniel A. Becker, my true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution, for me and in my name, place, and stead, in any and all capacities, to sign any and all Forms 3, 4, or 5 in connection with my beneficial ownership of securities of FNB Corporation (the "Company") that may be required of me pursuant to Section 16 of the Securities and Exchange Act of 1934 and the rules and regulations promulgated thereunder, and to file the same and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute, may lawfully do or cause to be done by virtue hereof.

I declare that any act or thing lawfully done hereunder by my said attorneys-in-fact and agents shall be binding on myself and my heirs, legal and personal representatives, and assigns, whether the same shall have been done before or after my death, or other revocation of this instrument, unless and until reliable notice thereof shall have been received by any party who, upon the faith of this instrument, accepts my said attorneys-in-fact and agents as authorized to represent me.

This power of attorney and the authority of my attorneys-in-fact and agents hereunder shall not terminate on my disability but shall remain in full force and effect for so long as I am an officer or director of the Company and for such time thereafter as may be necessary to file any such reports.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 19th day of December, 2002.



/s/KENDALL O. CLAY
Chairman of the Board of Directors


SECTION 16 POWER OF ATTORNEY


The undersigned hereby constitutes and appoints Peter A. Seitz and Daniel A. Becker, my true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution, for me and in my name, place, and stead, in any and all capacities, to sign any and all Forms 3, 4, or 5 in connection with my beneficial ownership of securities of FNB Corporation (the "Company") that may be required of me pursuant to Section 16 of the Securities and Exchange Act of 1934 and the rules and regulations promulgated thereunder, and to file the same and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute, may lawfully do or cause to be done by virtue hereof.

I declare that any act or thing lawfully done hereunder by my said attorneys-in-fact and agents shall be binding on myself and my heirs, legal and personal representatives, and assigns, whether the same shall have been done before or after my death, or other revocation of this instrument, unless and until reliable notice thereof shall have been received by any party who, upon the faith of this instrument, accepts my said attorneys-in-fact and agents as authorized to represent me.

This power of attorney and the authority of my attorneys-in-fact and agents hereunder shall not terminate on my disability but shall remain in full force and effect for so long as I am an officer or director of the Company and for such time thereafter as may be necessary to file any such reports.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 19th day of December, 2002.



/s/DOUGLAS COVINGTON
Director


SECTION 16 POWER OF ATTORNEY


The undersigned hereby constitutes and appoints Peter A. Seitz and Daniel A. Becker, my true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution, for me and in my name, place, and stead, in any and all capacities, to sign any and all Forms 3, 4, or 5 in connection with my beneficial ownership of securities of FNB Corporation (the "Company") that may be required of me pursuant to Section 16 of the Securities and Exchange Act of 1934 and the rules and regulations promulgated thereunder, and to file the same and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute, may lawfully do or cause to be done by virtue hereof.

I declare that any act or thing lawfully done hereunder by my said attorneys-in-fact and agents shall be binding on myself and my heirs, legal and personal representatives, and assigns, whether the same shall have been done before or after my death, or other revocation of this instrument, unless and until reliable notice thereof shall have been received by any party who, upon the faith of this instrument, accepts my said attorneys-in-fact and agents as authorized to represent me.

This power of attorney and the authority of my attorneys-in-fact and agents hereunder shall not terminate on my disability but shall remain in full force and effect for so long as I am an officer or director of the Company and for such time thereafter as may be necessary to file any such reports.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 19th day of December, 2002.



/s/BEVERLEY E. DALTON
Director


SECTION 16 POWER OF ATTORNEY


The undersigned hereby constitutes and appoints Peter A. Seitz and Daniel A. Becker, my true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution, for me and in my name, place, and stead, in any and all capacities, to sign any and all Forms 3, 4, or 5 in connection with my beneficial ownership of securities of FNB Corporation (the "Company") that may be required of me pursuant to Section 16 of the Securities and Exchange Act of 1934 and the rules and regulations promulgated thereunder, and to file the same and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute, may lawfully do or cause to be done by virtue hereof.

I declare that any act or thing lawfully done hereunder by my said attorneys-in-fact and agents shall be binding on myself and my heirs, legal and personal representatives, and assigns, whether the same shall have been done before or after my death, or other revocation of this instrument, unless and until reliable notice thereof shall have been received by any party who, upon the faith of this instrument, accepts my said attorneys-in-fact and agents as authorized to represent me.

This power of attorney and the authority of my attorneys-in-fact and agents hereunder shall not terminate on my disability but shall remain in full force and effect for so long as I am an officer or director of the Company and for such time thereafter as may be necessary to file any such reports.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 19th day of December, 2002.



/s/DANIEL D. HAMRICK
Director


SECTION 16 POWER OF ATTORNEY


The undersigned hereby constitutes and appoints Peter A. Seitz and Daniel A. Becker, my true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution, for me and in my name, place, and stead, in any and all capacities, to sign any and all Forms 3, 4, or 5 in connection with my beneficial ownership of securities of FNB Corporation (the "Company") that may be required of me pursuant to Section 16 of the Securities and Exchange Act of 1934 and the rules and regulations promulgated thereunder, and to file the same and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute, may lawfully do or cause to be done by virtue hereof.

I declare that any act or thing lawfully done hereunder by my said attorneys-in-fact and agents shall be binding on myself and my heirs, legal and personal representatives, and assigns, whether the same shall have been done before or after my death, or other revocation of this instrument, unless and until reliable notice thereof shall have been received by any party who, upon the faith of this instrument, accepts my said attorneys-in-fact and agents as authorized to represent me.

This power of attorney and the authority of my attorneys-in-fact and agents hereunder shall not terminate on my disability but shall remain in full force and effect for so long as I am an officer or director of the Company and for such time thereafter as may be necessary to file any such reports.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 19th day of December, 2002.



/s/WILLIAM P. HEATH, JR.
President and CEO


SECTION 16 POWER OF ATTORNEY


The undersigned hereby constitutes and appoints Peter A. Seitz and Daniel A. Becker, my true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution, for me and in my name, place, and stead, in any and all capacities, to sign any and all Forms 3, 4, or 5 in connection with my beneficial ownership of securities of FNB Corporation (the "Company") that may be required of me pursuant to Section 16 of the Securities and Exchange Act of 1934 and the rules and regulations promulgated thereunder, and to file the same and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute, may lawfully do or cause to be done by virtue hereof.

I declare that any act or thing lawfully done hereunder by my said attorneys-in-fact and agents shall be binding on myself and my heirs, legal and personal representatives, and assigns, whether the same shall have been done before or after my death, or other revocation of this instrument, unless and until reliable notice thereof shall have been received by any party who, upon the faith of this instrument, accepts my said attorneys-in-fact and agents as authorized to represent me.

This power of attorney and the authority of my attorneys-in-fact and agents hereunder shall not terminate on my disability but shall remain in full force and effect for so long as I am an officer or director of the Company and for such time thereafter as may be necessary to file any such reports.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 19th day of December, 2002.



/s/F. COURTNEY HOGE
Director


SECTION 16 POWER OF ATTORNEY


The undersigned hereby constitutes and appoints Peter A. Seitz and Daniel A. Becker, my true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution, for me and in my name, place, and stead, in any and all capacities, to sign any and all Forms 3, 4, or 5 in connection with my beneficial ownership of securities of FNB Corporation (the "Company") that may be required of me pursuant to Section 16 of the Securities and Exchange Act of 1934 and the rules and regulations promulgated thereunder, and to file the same and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute, may lawfully do or cause to be done by virtue hereof.

I declare that any act or thing lawfully done hereunder by my said attorneys-in-fact and agents shall be binding on myself and my heirs, legal and personal representatives, and assigns, whether the same shall have been done before or after my death, or other revocation of this instrument, unless and until reliable notice thereof shall have been received by any party who, upon the faith of this instrument, accepts my said attorneys-in-fact and agents as authorized to represent me.

This power of attorney and the authority of my attorneys-in-fact and agents hereunder shall not terminate on my disability but shall remain in full force and effect for so long as I am an officer or director of the Company and for such time thereafter as may be necessary to file any such reports.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 19th day of December, 2002.



/s/WALTER A. HUNT
Director


SECTION 16 POWER OF ATTORNEY


The undersigned hereby constitutes and appoints Peter A. Seitz and Daniel A. Becker, my true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution, for me and in my name, place, and stead, in any and all capacities, to sign any and all Forms 3, 4, or 5 in connection with my beneficial ownership of securities of FNB Corporation (the "Company") that may be required of me pursuant to Section 16 of the Securities and Exchange Act of 1934 and the rules and regulations promulgated thereunder, and to file the same and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute, may lawfully do or cause to be done by virtue hereof.

I declare that any act or thing lawfully done hereunder by my said attorneys-in-fact and agents shall be binding on myself and my heirs, legal and personal representatives, and assigns, whether the same shall have been done before or after my death, or other revocation of this instrument, unless and until reliable notice thereof shall have been received by any party who, upon the faith of this instrument, accepts my said attorneys-in-fact and agents as authorized to represent me.

This power of attorney and the authority of my attorneys-in-fact and agents hereunder shall not terminate on my disability but shall remain in full force and effect for so long as I am an officer or director of the Company and for such time thereafter as may be necessary to file any such reports.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 19th day of December, 2002.



/s/STEVEN D. IRVIN
Director


SECTION 16 POWER OF ATTORNEY


The undersigned hereby constitutes and appoints Peter A. Seitz and Daniel A. Becker, my true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution, for me and in my name, place, and stead, in any and all capacities, to sign any and all Forms 3, 4, or 5 in connection with my beneficial ownership of securities of FNB Corporation (the "Company") that may be required of me pursuant to Section 16 of the Securities and Exchange Act of 1934 and the rules and regulations promulgated thereunder, and to file the same and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute, may lawfully do or cause to be done by virtue hereof.

I declare that any act or thing lawfully done hereunder by my said attorneys-in-fact and agents shall be binding on myself and my heirs, legal and personal representatives, and assigns, whether the same shall have been done before or after my death, or other revocation of this instrument, unless and until reliable notice thereof shall have been received by any party who, upon the faith of this instrument, accepts my said attorneys-in-fact and agents as authorized to represent me.

This power of attorney and the authority of my attorneys-in-fact and agents hereunder shall not terminate on my disability but shall remain in full force and effect for so long as I am an officer or director of the Company and for such time thereafter as may be necessary to file any such reports.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of August, 2003.



/s/DUANE E. MINK
SVP/Counsel to the Board


SECTION 16 POWER OF ATTORNEY


The undersigned hereby constitutes and appoints Peter A. Seitz and Daniel A. Becker, my true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution, for me and in my name, place, and stead, in any and all capacities, to sign any and all Forms 3, 4, or 5 in connection with my beneficial ownership of securities of FNB Corporation (the "Company") that may be required of me pursuant to Section 16 of the Securities and Exchange Act of 1934 and the rules and regulations promulgated thereunder, and to file the same and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute, may lawfully do or cause to be done by virtue hereof.

I declare that any act or thing lawfully done hereunder by my said attorneys-in-fact and agents shall be binding on myself and my heirs, legal and personal representatives, and assigns, whether the same shall have been done before or after my death, or other revocation of this instrument, unless and until reliable notice thereof shall have been received by any party who, upon the faith of this instrument, accepts my said attorneys-in-fact and agents as authorized to represent me.

This power of attorney and the authority of my attorneys-in-fact and agents hereunder shall not terminate on my disability but shall remain in full force and effect for so long as I am an officer or director of the Company and for such time thereafter as may be necessary to file any such reports.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of August, 2003.



/s/HAROLD K. NEAL
Director


SECTION 16 POWER OF ATTORNEY


The undersigned hereby constitutes and appoints Peter A. Seitz and Daniel A. Becker, my true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution, for me and in my name, place, and stead, in any and all capacities, to sign any and all Forms 3, 4, or 5 in connection with my beneficial ownership of securities of FNB Corporation (the "Company") that may be required of me pursuant to Section 16 of the Securities and Exchange Act of 1934 and the rules and regulations promulgated thereunder, and to file the same and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute, may lawfully do or cause to be done by virtue hereof.

I declare that any act or thing lawfully done hereunder by my said attorneys-in-fact and agents shall be binding on myself and my heirs, legal and personal representatives, and assigns, whether the same shall have been done before or after my death, or other revocation of this instrument, unless and until reliable notice thereof shall have been received by any party who, upon the faith of this instrument, accepts my said attorneys-in-fact and agents as authorized to represent me.

This power of attorney and the authority of my attorneys-in-fact and agents hereunder shall not terminate on my disability but shall remain in full force and effect for so long as I am an officer or director of the Company and for such time thereafter as may be necessary to file any such reports.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 19th day of December, 2002.



/s/CLARK OWEN JR.
Director


SECTION 16 POWER OF ATTORNEY


The undersigned hereby constitutes and appoints Peter A. Seitz and Daniel A. Becker, my true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution, for me and in my name, place, and stead, in any and all capacities, to sign any and all Forms 3, 4, or 5 in connection with my beneficial ownership of securities of FNB Corporation (the "Company") that may be required of me pursuant to Section 16 of the Securities and Exchange Act of 1934 and the rules and regulations promulgated thereunder, and to file the same and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute, may lawfully do or cause to be done by virtue hereof.

I declare that any act or thing lawfully done hereunder by my said attorneys-in-fact and agents shall be binding on myself and my heirs, legal and personal representatives, and assigns, whether the same shall have been done before or after my death, or other revocation of this instrument, unless and until reliable notice thereof shall have been received by any party who, upon the faith of this instrument, accepts my said attorneys-in-fact and agents as authorized to represent me.

This power of attorney and the authority of my attorneys-in-fact and agents hereunder shall not terminate on my disability but shall remain in full force and effect for so long as I am an officer or director of the Company and for such time thereafter as may be necessary to file any such reports.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 19th day of December, 2002.



/s/B. L. RAKES
Director


SECTION 16 POWER OF ATTORNEY


The undersigned hereby constitutes and appoints Litz H. Van Dyke and Daniel
A. Becker, my true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution, for me and in my name, place, and stead, in any and all capacities, to sign any and all Forms 3, 4, or 5 in connection with my beneficial ownership of securities of FNB Corporation (the "Company") that may be required of me pursuant to Section 16 of the Securities and Exchange Act of 1934 and the rules and regulations promulgated thereunder, and to file the same and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute, may lawfully do or cause to be done by virtue hereof.

I declare that any act or thing lawfully done hereunder by my said attorneys-in-fact and agents shall be binding on myself and my heirs, legal and personal representatives, and assigns, whether the same shall have been done before or after my death, or other revocation of this instrument, unless and until reliable notice thereof shall have been received by any party who, upon the faith of this instrument, accepts my said attorneys-in-fact and agents as authorized to represent me.

This power of attorney and the authority of my attorneys-in-fact and agents hereunder shall not terminate on my disability but shall remain in full force and effect for so long as I am an officer or director of the Company and for such time thereafter as may be necessary to file any such reports.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 19th day of December, 2002.



/s/PETER A. SEITZ
EVP/CAO


SECTION 16 POWER OF ATTORNEY


The undersigned hereby constitutes and appoints Peter A. Seitz and Daniel A. Becker, my true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution, for me and in my name, place, and stead, in any and all capacities, to sign any and all Forms 3, 4, or 5 in connection with my beneficial ownership of securities of FNB Corporation (the "Company") that may be required of me pursuant to Section 16 of the Securities and Exchange Act of 1934 and the rules and regulations promulgated thereunder, and to file the same and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute, may lawfully do or cause to be done by virtue hereof.

I declare that any act or thing lawfully done hereunder by my said attorneys-in-fact and agents shall be binding on myself and my heirs, legal and personal representatives, and assigns, whether the same shall have been done before or after my death, or other revocation of this instrument, unless and until reliable notice thereof shall have been received by any party who, upon the faith of this instrument, accepts my said attorneys-in-fact and agents as authorized to represent me.

This power of attorney and the authority of my attorneys-in-fact and agents hereunder shall not terminate on my disability but shall remain in full force and effect for so long as I am an officer or director of the Company and for such time thereafter as may be necessary to file any such reports.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 19th day of December, 2002.



/s/CHARLES W. STEGER
Director


SECTION 16 POWER OF ATTORNEY


The undersigned hereby constitutes and appoints Peter A. Seitz and Daniel A. Becker, my true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution, for me and in my name, place, and stead, in any and all capacities, to sign any and all Forms 3, 4, or 5 in connection with my beneficial ownership of securities of FNB Corporation (the "Company") that may be required of me pursuant to Section 16 of the Securities and Exchange Act of 1934 and the rules and regulations promulgated thereunder, and to file the same and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute, may lawfully do or cause to be done by virtue hereof.

I declare that any act or thing lawfully done hereunder by my said attorneys-in-fact and agents shall be binding on myself and my heirs, legal and personal representatives, and assigns, whether the same shall have been done before or after my death, or other revocation of this instrument, unless and until reliable notice thereof shall have been received by any party who, upon the faith of this instrument, accepts my said attorneys-in-fact and agents as authorized to represent me.

This power of attorney and the authority of my attorneys-in-fact and agents hereunder shall not terminate on my disability but shall remain in full force and effect for so long as I am an officer or director of the Company and for such time thereafter as may be necessary to file any such reports.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 19th day of December, 2002.



/s/CARL E. TARPLEY, JR.
Director


SECTION 16 POWER OF ATTORNEY


The undersigned hereby constitutes and appoints Peter A. Seitz and Daniel A. Becker, my true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution, for me and in my name, place, and stead, in any and all capacities, to sign any and all Forms 3, 4, or 5 in connection with my beneficial ownership of securities of FNB Corporation (the "Company") that may be required of me pursuant to Section 16 of the Securities and Exchange Act of 1934 and the rules and regulations promulgated thereunder, and to file the same and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute, may lawfully do or cause to be done by virtue hereof.

I declare that any act or thing lawfully done hereunder by my said attorneys-in-fact and agents shall be binding on myself and my heirs, legal and personal representatives, and assigns, whether the same shall have been done before or after my death, or other revocation of this instrument, unless and until reliable notice thereof shall have been received by any party who, upon the faith of this instrument, accepts my said attorneys-in-fact and agents as authorized to represent me.

This power of attorney and the authority of my attorneys-in-fact and agents hereunder shall not terminate on my disability but shall remain in full force and effect for so long as I am an officer or director of the Company and for such time thereafter as may be necessary to file any such reports.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 19th day of December, 2002.



/s/LITZ H. VAN DYKE
EVP/COO


SECTION 16 POWER OF ATTORNEY


The undersigned hereby constitutes and appoints Peter A. Seitz and Daniel A. Becker, my true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution, for me and in my name, place, and stead, in any and all capacities, to sign any and all Forms 3, 4, or 5 in connection with my beneficial ownership of securities of FNB Corporation (the "Company") that may be required of me pursuant to Section 16 of the Securities and Exchange Act of 1934 and the rules and regulations promulgated thereunder, and to file the same and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute, may lawfully do or cause to be done by virtue hereof.

I declare that any act or thing lawfully done hereunder by my said attorneys-in-fact and agents shall be binding on myself and my heirs, legal and personal representatives, and assigns, whether the same shall have been done before or after my death, or other revocation of this instrument, unless and until reliable notice thereof shall have been received by any party who, upon the faith of this instrument, accepts my said attorneys-in-fact and agents as authorized to represent me.

This power of attorney and the authority of my attorneys-in-fact and agents hereunder shall not terminate on my disability but shall remain in full force and effect for so long as I am an officer or director of the Company and for such time thereafter as may be necessary to file any such reports.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 19th day of December, 2002.



/s/JON T. WYATT
Director